Tax	12 Months Ended
Mar. 31, 2018
Income Taxes [Abstract]
Tax
Tax

Tax is payable in the territories where we operate, mainly the UK and the US. This note gives further details of the total tax charge and tax liabilities, including current and deferred tax. The current tax charge is the tax payable on this year’s taxable profits. Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences in the accounting and tax bases.

The tax charge for the period is recognised in the income statement, the statement of comprehensive income or directly in equity, according to the accounting treatment of the related transaction. The tax charge comprises both current and deferred tax.

Current tax assets and liabilities are measured at the amounts expected to be recovered from or paid to the tax authorities. The tax rates and tax laws used to compute the amounts are those that have been enacted or substantively enacted by the reporting date.

The Group operates internationally in territories with different and complex tax codes. Management exercises judgement in relation to the level of provision required for uncertain tax outcomes. There are a number of tax positions not yet agreed with the tax authorities where different interpretations of legislation could lead to a range of outcomes. Judgements are made for each position having regard to particular circumstances and advice obtained.

Deferred tax is provided for using the balance sheet liability method and is recognised on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases.

Deferred tax liabilities are generally recognised on all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. However, deferred tax assets and liabilities are not recognised if the temporary differences arise from the initial recognition of goodwill or from the initial recognition of other assets and liabilities in a transaction (other than a business combination) that affects neither the accounting nor the taxable profit or loss.

Deferred tax liabilities are recognised on taxable temporary differences arising on investments in subsidiaries and joint arrangements except where the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realised, based on the tax rates and tax laws that have been enacted or substantively enacted by the reporting date.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the deferred tax asset to be recovered. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when they relate to income taxes levied by the same tax authority and the Company and its subsidiaries intend to settle their current tax assets and liabilities on a net basis.

Tax (credited)/charged to the income statement – continuing operations

	2018	2017	2016
	£m	£m	£m
Tax before exceptional items and remeasurements	589	666	604
Exceptional tax on items not included in profit before tax (see note 4)	(1,510)	(94)	(162)
Tax on other exceptional items and remeasurements	37	(198)	(15)
Tax on total exceptional items and remeasurements	(1,473)	(292)	(177)
Total tax (credit)/charge from continuing operations	(884)	374	427

Tax as a percentage of profit before tax

	2018	2017	2016
	%	%	%
Before exceptional items and remeasurements – continuing operations	22.2	23.7	25.0
After exceptional items and remeasurements – continuing operations	(32.6)	17.1	18.3

6. Tax continued

The tax credit for the year can be analysed as follows:

	2018	2017	2016
	£m	£m	£m
Current tax:
UK corporation tax at 19% (2017: 20%; 2016: 20%)	205	225	239
UK corporation tax adjustment in respect of prior years	(18)	(47)	(5)
	187	178	234
Overseas corporation tax	15	—	38
Overseas corporation tax adjustment in respect of prior years	(4)	1	(19)
	11	1	19
Total current tax from continuing operations	198	179	253
Deferred tax:
UK deferred tax	65	(9)	(80)
UK deferred tax adjustment in respect of prior years	(2)	(18)	24
	63	(27)	(56)
Overseas deferred tax	(1,155)	224	229
Overseas deferred tax adjustment in respect of prior years	10	(2)	1
	(1,145)	222	230
Total deferred tax from continuing operations	(1,082)	195	174

Total tax (credit)/charge from continuing operations	(884)	374	427

Tax charged/(credited) to other comprehensive income and equity

	2018	2017	2016
	£m	£m	£m
Current tax:
Share-based payments	(3)	(4)	(1)
Available-for-sale investments	(11)	6	5
Deferred tax:
Available-for-sale investments	(18)	8	12
Cash flow hedges	(4)	20	22
Share-based payments	1	1	—
Remeasurements of gains of pension assets and post-retirement benefit obligations[1]	530	277	95
	495	308	133
Total tax recognised in the statements of comprehensive income from continuing operations	497	311	134
Total tax recognised in the statements of comprehensive income from discontinued operations	—	10	23
Total tax relating to share-based payments recognised directly in equity from continuing operations	(2)	(3)	(1)
Total tax relating to share-based payments recognised directly in equity from discontinued operations	—	—	(1)
	495	318	155

1.	Remeasurements of gains of pension assets and post-retirement benefit obligations includes a deferred tax charge of £281 million arising on the reduction in the US corporation tax rate.
6. Tax continued

The tax credit for the year after exceptional items and remeasurements, for the continuing business, is lower (2017: lower tax charge; 2016: lower tax charge) than the standard rate of corporation tax in the UK of 19% (2017: 20%; 2016: 20%):

	Before exceptional items and remeasurements	After exceptional items and remeasurements	Before exceptional items and remeasurements	After exceptional items and remeasurements	Before exceptional items and remeasurements	After exceptional items and remeasurements
	2018	2018	2017	2017	2016	2016
	£m	£m	£m	£m	£m	£m
Profit before tax from continuing operations
Before exceptional items and remeasurements	2,650	2,650	2,807	2,807	2,417	2,417
Exceptional items and remeasurements	—	58	—	(623)	—	(88)
Profit before tax from continuing operations	2,650	2,708	2,807	2,184	2,417	2,329
Profit before tax from continuing operations multiplied by UK corporation tax rate of 19% (2017: 20%; 2016: 20%)	503	515	561	437	483	465
Effect of:
Adjustments in respect of prior years[1]	(22)	(14)	(67)	(67)	2	1
Expenses not deductible for tax purposes[2]	20	21	35	442	25	114
Non-taxable income[2]	(16)	(47)	(24)	(425)	(25)	(112)
Adjustment in respect of foreign tax rates	153	157	180	104	124	129
Deferred tax impact of change in UK tax rate	(7)	(7)	—	(94)	—	(162)
Deferred tax impact of change in US tax rate due to Tax Reform	—	(1,510)	—	—	—	—
Other[3]	(42)	1	(19)	(23)	(5)	(8)
Total tax charge/(credit) from continuing operations	589	(884)	666	374	604	427

	%	%	%	%	%	%
Effective tax rate – continuing operations	22.2	(32.6)	23.7	17.1	25.0	18.3

1.	Prior year adjustment is primarily due to agreement of prior period tax returns.

2.
For the years ended 31 March 2017 and prior, the adjustments after exceptional items and remeasurements primarily represent the impact of the Group’s net investment hedging following significant US dollar currency fluctuations.

3.	Other primarily comprises tax on joint ventures and associates.

Factors that may affect future tax charges
The Finance Act 2016 which was enacted on 15 September 2016 reduced the main rate of UK corporation tax to 17% with effect from 1 April 2020. Deferred tax balances have been calculated at this rate.

We will continue to monitor the developments driven by Brexit, the OECD’s Base Erosion and Profit Shifting (BEPS) project and European Commission initiatives including fiscal state aid investigations. At this time we do not expect this to cause any material impact on our future tax charges.

On 22 December 2017, the Tax Cuts and Jobs Act (Tax Reform) was signed into law in the US. The Tax Reform includes significant changes to various federal tax provisions applicable to National Grid. The most significant changes include the reduction in the corporate federal income tax rate from 35% to 21% effective 1 January 2018 and the elimination of bonus depreciation deduction on utility property, plant and equipment acquired after 27 September 2017 but allowance for the 100% expensing of non-utility property, plant and equipment. The reduction in the US corporate tax rate is the only item we would expect to materially impact our future effective tax rate.

6. Tax continued

Tax included within the statement of financial position
The following are the major deferred tax assets and liabilities recognised, and the movements thereon, during the current and prior reporting periods:

	Accelerated tax depreciation	Share- based payments	Pensions and other post- retirement benefits	Financial instruments	Other net temporary differences[1]	Total
	£m	£m	£m	£m	£m	£m
Deferred tax liabilities/(assets)
At 1 April 2016	7,063	(14)	(1,038)	(53)	(1,324)	4,634
Exchange adjustments and other[2]	681	1	(144)	(7)	(50)	481
Charged/(credited) to income statement	402	—	177	23	(481)	121
Charged to other comprehensive income and equity	—	1	264	46	5	316
Disposal of UK Gas Distribution	(1,072)	—	(6)	—	5	(1,073)
At 1 April 2017	7,074	(12)	(747)	9	(1,845)	4,479
Exchange adjustments and other[2]	(559)	—	69	1	221	(268)
(Credited)/charged to income statement	(1,641)	2	(55)	12	598	(1,084)
Charged/(credited) to other comprehensive income and equity	—	1	530	(1)	(21)	509
At 31 March 2018	4,874	(9)	(203)	21	(1,047)	3,636

1.
The deferred tax asset of £1,047 million as at 31 March 2018 in respect of other net temporary differences primarily relates to US net operating losses (£390 million) and environmental provisions (£378 million).

2.
Exchange adjustments and other comprises of foreign exchange arising on translation of the US dollar deferred tax balances together with a reclassification of £43 million (2017: £143 million) being the opening deferred tax balance in respect of US net operating losses to offset against US current tax liabilities.

Deferred tax assets and liabilities are only offset where there is a legally enforceable right of offset and there is an intention to settle the balances net. The deferred tax balances (after offset) for statement of financial position purposes consist solely of deferred tax liabilities of £3,636 million (2017: £4,479 million). This balance is after offset of a deferred tax asset of £390 million (2017: £798 million) which has been recognised in respect of net operating losses. The deferred tax credited to the income statement of £1,084 million is after offset of a £293 million deferred tax charge in respect of net operating losses.

Deferred tax assets in respect of capital losses, trading losses and non-trade deficits have not been recognised as their future recovery is uncertain or not currently anticipated. The deferred tax assets not recognised are as follows:

	2018	2017
	£m	£m
Capital losses	510	362
Non-trade deficits	4	4
Trading losses	4	9

The capital losses arise in the UK and are available to carry forward indefinitely. However, the capital losses can only be offset against future capital gains. The UK non-trade deficits arose prior to 1 April 2017 and therefore can only be offset against future non-trade profits.

At 31 March 2018 there was no recognised deferred tax liability for taxes that would be payable on the unremitted earnings of the Group’s subsidiaries or its associates as there are no significant corporation tax consequences of the Group’s UK, US or overseas subsidiaries or associates paying dividends to their parent companies. There are also no significant income tax consequences for the Group attaching to the payment of dividends by the Group to its shareholders.
Unaudited commentary on tax

Tax strategy
National Grid is a responsible tax payer. Our approach to tax is consistent with the Group’s broader commitments to doing business responsibly and upholding the highest ethical standards. This includes managing our tax affairs, as we recognise that our tax contribution supports public services and the wider economy. We endeavour to manage our tax affairs so that we pay and collect the right amount of tax, at the right time, in accordance with the tax laws in all the territories in which we operate. We will claim valid tax reliefs and incentives where these are applicable to our business operations, but only where they are widely accepted through the relevant tax legislation such as those established by government to promote investment, employment and economic growth.

We have a strong governance framework and our internal control and risk management framework helps us manage risks, including tax risk, appropriately. We take a conservative approach to tax risk. However, there is no prescriptive level or pre-defined limit to the amount of acceptable tax risk.

We act with openness and honesty when engaging with relevant tax authorities and seek to work with tax authorities on a real time basis. We engage proactively in developments on external tax policy and engage with relevant bodies where appropriate.

Ultimate responsibility and oversight of our tax strategy and governance rests with the Finance Committee, with executive management delegated to our Finance Director.

For more detailed information, please refer to our published global tax strategy on our website.

Total UK tax contribution (continuing and discontinued operations combined)
This year we have again disclosed additional information in respect of our total UK tax contribution for consistency and to aid transparency in an area in which there remains significant public interest. As was the case in prior years, the total amount of taxes we pay and collect in the UK year-on-year is significantly more than just the corporation tax which we pay on our UK profits. Within the total, we again include other taxes paid such as business rates and taxes on employment together with employee taxes and other indirect taxes.

The most significant amounts making up the 2017/18 total tax contribution are shown in the charts below:
For 2017/18 our total tax contribution to the UK Exchequer was £0.9 billion (2016/17: £1.5 billion), taxes borne in 2017/18 were £336 million (2016/17: £644 million) and taxes collected were £603 million (2016/17: £887 million). The fall in our total tax contribution against prior year is primarily due to the sale of the UK Gas Distribution business in the previous year, which reduced the overall size of the UK business. This reduction was expected and as such forecasted in the total UK tax contribution commentary included in our prior year accounts.

Our 2016/17 total tax contribution of £1.5 billion meant that National Grid was the 15th highest contributor of UK taxes (2015/16: 15th) based on the results of the 100 Group’s 2017 Total Tax Contribution Survey (being the most recent available), a position commensurate with the size of our business and capitalisation during that year relative to other contributors to the survey. In 2016/17 we ranked 9th in respect of taxes borne (2015/16: 9th). Due to the sale of the UK Gas Distribution business on 31 March 2017, our ranking in future 100 Group surveys is expected to fall, commensurate with the ongoing size of the business.

National Grid’s contribution to the UK economy is again broader than just the taxes it pays over to and collects on behalf of HMRC. The 100 Group’s 2017 Total Tax Contribution Survey ranks National Grid in 3rd place in respect of UK capital expenditure on fixed assets, retaining 3rd place from 2016. National Grid’s economic contribution also supports a significant number of UK jobs in our supply chain.

UK total tax contribution 2017/18 (taxes paid/collected)
Taxes borne

£m
1. VAT	2

2. PAYE and NIC	52

3. UK corporation tax	37

4. Business rates	222

5. Other	23

Total	336

Taxes collected

£m
1. VAT	478

2. PAYE and NIC	125

Total	603

Unaudited commentary on tax continued

Tax transparency
The UK tax charge for the year disclosed in the financial statements in accordance with accounting standards and the UK corporation tax paid during the year will differ. To aid transparency we have included a reconciliation below of the tax charge per the income statement to the UK corporation tax paid in 2017/18.

The tax credit for the Group from continuing operations as reported in the income statement is £884 million (2016/17: £374 million charge). The UK tax charge is £250 million (2016/17: £151 million) and UK corporation tax paid was £37 million (2016/17: £129 million), with the principal differences between these two measures as follows:

	Year ended 31 March
	2018	2017
Reconciliation on continuing operations of UK total tax charge to UK corporation tax paid	£m	£m
Total UK tax charge (current tax £187m (2017: £178m) and deferred tax charge £63m (2017: credit £27m))	250	151
Adjustment for non-cash deferred tax (charge)/credit	(63)	27
Adjustments for current tax credit in respect of prior years	18	47
UK current tax charge	205	225
UK corporation tax instalment payments not payable until the following year	(101)	(216)
UK corporation tax instalment (refunds)/payments in respect of prior years paid in current year	(67)	120
UK corporation tax paid	37	129

Tax losses
We have total unrecognised deferred tax assets in respect of losses of £518 million (2016/17: £375 million) of which £510 million (2016/17: £362 million) are capital losses in the UK as set out on page 120. These losses arose as a result of the disposal of certain businesses or assets and may be available to offset against future capital gains in the UK.

Development of future tax policy
We believe that the continued development of a coherent and transparent tax policy in the UK is critical to help drive growth in the economy.

We continue to contribute to research into the structure of business tax and its economic impact by contributing to the funding of the Oxford University Centre for Business Tax at the Saïd Business School.

We are a member of a number of industry groups which participate in the development of future tax policy, including the 100 Group, which represents the views of Finance Directors of FTSE 100 companies and several other large UK companies. Our Finance Director is Chairman of the 100 Group. This helps to ensure that we are engaged at the earliest opportunity on tax issues which affect our business. In the current year we have reviewed and responded to a number of HMRC consultations, the subject matter of which directly impacts taxes borne or collected by our business, with the aim of openly contributing to the debate and development of UK tax legislation. We undertake similar activities in the US, where the Company is an active member in the Edison Electric Institute, the American Gas Association and the Organization for International Investment.